The total number of sequentially numbered pages in this manually signed original is 3.


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        October 17, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)

Item 5.  Resignation of Registrants Directors

     In connection with the consummation of the merger contemplated by the Agreement and Plan of Merger between General Motors Acceptance Corporation, IC Purchasing Corp. and Integon Corporation, all directors of Integon Corporation resigned on October 17, 1997. The following directors were elected to replace the outgoing directors on October 17, 1997.

                                 John R. Rines
                               Richard J.S. Clout
                               Eric A. Feldstein
                                 John E. Gibson
                                 Carol J. Knorr
                                William B. Noll
                               Donald P. Redmond

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INTEGON CORPORATION



       October 21, 1997                   By:   /s/ Steven C. Andrews
       ----------------                    --------------------------
            Date                           Steven C. Andrews
                                           Executive Vice President &
                                           Chief Operating Officer